SPROUTS FARMERS MARKET Investor Deck July 2026 Exhibit 99.3

Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Sprouts Farmers Market or its management "anticipates," "plans," "estimates," "expects," "will," "believes," or "projects," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the company’s outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, the company’s ability to execute on its long-term strategy; the company’s ability to successfully compete in its competitive industry; the company’s ability to successfully open new stores; the company’s ability to manage its growth; the company’s ability to maintain or improve its operating margins; the company’s ability to identify and react to trends in consumer preferences in a timely manner; product supply disruptions; equipment supply disruptions; general economic conditions that impact consumer spending or result in competitive responses; accounting standard changes; potential inflationary and/or deflationary trends; tariffs; and other factors as set forth from time to time in the company’s Securities and Exchange Commission filings, including, without limitation, the company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The company intends these forward-looking statements to speak only as of the time of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law. We refer to adjusted gross profit, adjusted gross margin, EBIT, adjusted EBIT, adjusted EBIT Margin, adjusted diluted earnings per share, Return on Invested Capital ("ROIC") and EBITDA Margin, each of which is a Non-GAAP Financial Measure. These measures are not prepared in accordance with, and are not intended as alternatives to, generally accepted accounting principles in the United States, or GAAP. The Company's management believes that such measures provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the Company’s financial results, and certain of these measures may be used as components of incentive compensation. The Company defines adjusted gross profit as gross profit, excluding the impact of special items. Adjusted gross margin reflects adjusted gross profit divided by net sales for the applicable period. EBIT is defined as net income before interest (income) expense, net and provision for income tax, and adjusted EBIT as EBIT, excluding the impact of special items. Adjusted EBIT Margin reflects adjusted EBIT, divided by net sales for the applicable period. EBITDA is defined as net income before interest (income) expense, net, provision for income tax, and depreciation, amortization and accretion. EBITDA Margin reflects EBITDA, divided by net sales for the applicable period. The Company defines adjusted diluted earnings per share as diluted earnings per share excluding the impact of special items. The Company defines ROIC as net operating profit after taxes, including the effect of capitalized operating leases, divided by average invested capital. Non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, non-GAAP measures should not be considered as a measure of discretionary cash available to use to reinvest in the growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each non-GAAP measure has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. To the extent forward looking non-GAAP financial measures are provided herein, they are not reconciled to comparable forward-looking GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Unless otherwise indicated, information included in this presentation is as of our 2025 fiscal year ended December 28, 2025. Non-GAAP Financial Measures 2

OUR PURPOSE We help People Live and Eat Better 33 3

WIN WITH TARGET CUSTOMERS Sprouts’ Long-Term Strategy Four Strategic Pillars Driving Sustainable Growth No. 1 No. 2 No. 3 No. 4 DEEPEN CUSTOMER ENGAGEMENT & PERSONALIZATION BUILD AN ADVANTAGED SUPPLY CHAIN EXPAND STORE & MARKET FOOTPRINT • High quality attribute-led assortment • Innovation leader • Service-driven store experience • Omni-channel experience • Deep understanding of target customers • Create value via personalization & loyalty • Grow awareness & acquisition • New stores, new markets • Small box, de-risked new store format • Accelerated new store performance • Own and improve fresh distribution • Network expansion & efficiency • Increase local sourcing 4

Sales Growth Earnings Growth Store Expansion Strong ROIC Sprouts Long-Term Strategy Delivers Key Financial Metrics 5

Why Invest in Sprouts? • Huge potential with health & wellness • Powerful growth opportunity • Healthy financials • Differentiated experience • Strong leadership with values-driven culture 6

Powerful Growth Opportunity Plenty of white space Advantaged supply chain Why Invest in Sprouts Farmers Market? A differentiated, powerful growth business No. 1 No. 2 No. 3 No. 4 Healthy Financials Structurally improved margins Strong ROIC Robust cash flow Strong box economics Strong Leadership with Values-Driven Culture Experienced executive team Talent engine Commitment to community & planet Differentiated Experience; Health & Wellness Focus Innovation via foraging Attribute-driven products, high quality Sprouts Brand Best-in-class customer service, easy to shop Engagement Opportunity 7

8 • Focus on natural and organic products (vs. CPG), a fast-growing channel of food at home • Huge opportunity to grow target customer share of wallet • Tailored marketing highlighting health and affordability • Innovation center with latest healthy trends • Revamped site selection model finding optimal locations for target customer convenience CONSUMERS SPEND $1.6T ON FOOD AT HOME (1) Sprouts’ Target Customers (1) (1) Source 2019-2024 Consumer Research; Kantar IQ; Willard Bishop Food Retailing Reports; PG100 Reports; Euromonitor $290B Huge Potential With Health & Wellness Target Customer

Powerful Growth Opportunity Plenty of white space, potential for 1,000+ stores 9

Powerful Growth Opportunity Build an Advantaged fresh supply chain Distribution Centers (DCs) within 250 miles of the majority of stores Investing in forecasting & replenishment systems to scale & grow Locally sourced: Partnerships with 170 local farmers; 17% of total produce sales Efficiency: 80% of stores within 250 miles of DC Consolidate sourcing for improved Self- distribution of fresh meat - improved freshness & cost effectiveness Network Expansion: Exploring DC locations in Southeast, MidAtlantic & Midwest 10

36.7% 38.8% 2022 2025 Healthy Financials Stronger Foundation: Strategic Initiatives Taking Hold(1) NET SALES GROWTH (1) See the Appendix to this presentation for a reconciliation of EBIT to net income and a reconciliation of ROIC to net income. ($ in mm) ROICEBIT & EBIT MARGIN GROSS MARGIN $6,404 $8,806 2022 2025 $358 $686 2022 2025 12.4% 18.3% 2022 2025 ($ in mm) 11

Healthy Financials Diluted Earnings per Share Growing $2.39 $5.31 2022 2025 12

Healthy Financials Strong Balance Sheet, Robust Cash Flows ($ in mm) 1. Capital expenditures are net of landlord reimbursement 2. Excluding excise tax Self-fund growth and deliver shareholder value with ongoing share repurchases (1) (2) 13

EBITDA MARGINS • Break even year 1 • Grows to a blended ~8% EBITDA Margins over the next 4 years CASH INVESTMENT • $3.8M average new store build including CapEx, Inventory and Pre- opening expenses 1. These are targets and not projections; they are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based on assumptions with respect to future decisions, which may be subject to change. Actual results may vary and the variances may be material. Nothing in this presentation should be regarded as a representation that these targets will be achieved and the Company undertakes no duty to update its targets. See “Forward- Looking Statements.” SALES • Box opens on average at $13M in year 1 annual sales • Grows 20% to 25% over next the next 4 years CASH ON CASH RETURN • Low to mid thirties by year 5 14 Healthy Financials Strong four wall target box economics(1); Robust new store performance

Attractive New Store Economics ~10%-unit growth(2) Low single digit comps Stable EBIT Margins off a Higher Base (1) These are targets and not projections; they are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based on assumptions with respect to future decisions, which may be subject to change. Actual results may vary and the variances may be material. Nothing in this presentation should be regarded as a representation that these targets will be achieved and the Company undertakes no duty to update its targets. See “Forward-Looking Statements.” (2) Expect to open 42 net new stores in 2026 15 Healthy Financials: Long-term Strategic Financial Targets(1) Low double-digit earnings growth and strong ROIC

(1) These are targets and not projections; they are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based on assumptions with respect to future decisions, which may be subject to change. Actual results may vary and the variances may be material. Nothing in this presentation should be regarded as a representation that these targets will be achieved and the Company undertakes no duty to update its targets. See “Forward-Looking Statements.” See the Appendix to this presentation for a reconciliation of EBIT margin to the comparable GAAP figure. KEY COMP DRIVERS • Tailored marketing • Innovative, differentiated products • Omnichannel offering • Customer engagement • New store comp tailwind – partially offset by cannibalization MARGIN STABILITY + Supply chain optimization + Inventory Management + Fixed cost leverage as we scale + Labor productivity and cost management - Headwinds from ecommerce and new store growth 16 HEALTHY FINANCIALS Low Single-digit Comps Targets & Stable EBIT Margins(1)

Increasingly locally sourced fresh produce Knowledgeable & friendly team members Produce at the heart of the store Farmer’s market feel: small size, low profile Intersection of health and affordability Differentiated Store Experience 17

Differentiated Experience Innovation via foraging 18 • >7,000 new items introduced in 2025 • Forager Finds showcases new items monthly 18

Sprouts Brand Sales Penetration(1) • $2.3B in sales of Sprouts Brand Products in 2025: up +33% from $1.7B in 2024n 5) • >600 Sprouts Brand products launched in 2025 (1) Sprouts Brand Sales Penetration represents sales of Sprouts Brand products, as a percentage of total company sales. 19 Differentiated Offering High quality Sprouts Brand: Over $2B In Sales 19% 20% 23% 26% 2022 2023 2024 2025

20 Differentiated Experience: >70% of products sold are attribute-driven Department Highlights: • >30% of products sold are organic • >50% of Produce is organic • >50% of Dairy is organic • >30% of Bakery is non-GMO • >21% of Meat is grass-fed; 50% of beef is grass-fed • 100% of Seafood is responsibly- sourced • >50% of Frozen is gluten-free

• Stronger interest in organics, fresh, less processed foods, sustainability • Seeks high quality, lifestyle-friendly products, & differentiated assortment; pays greater attention to labels • Willing to make more of an effort (to drive farther or to make an additional trip) to get the items that meet their needs & standards • Slightly higher educated • Skews higher income • Continue to attract younger customers • >15% sales penetration from Ecommerce: Majority of ecommerce customers are omnichannel with higher share of wallet 21 Health & Wellness Focus: Target Customer Demographics: Consumer who craves health & wellness

• Healthy sign-ups: fast adoption of loyalty program • Customers love shopping at Sprouts - they have unique needs and want differentiated products • Gathering more data allows us to better understand and serve our target customers: • Personalized experience • Product recommendation (hyper relevant) • Creates long-term customer stickiness • Sprouts Rewards members come more often and spend more • ~55% of total sales from ID customers by end of 2025 2024 22 Health & Wellness Focus: Opportunity for Further Engagement

23 Strong Leadership with Values-Driven Culture Executive Management Team with Leading Grocery & Retail Experience Jack Sinclair Chief Executive Officer since 2019 Curtis Valentine Chief Financial Officer since 2024 (joined SFM in 2015) Don Clark Chief Merchandising Officer since 2026 Dustin Hamilton Chief Stores Officer since 2023 (joined SFM in 2021) Dave McGlinchey Chief Development Officer since 2022 (joined SFM in 2017) Brandon Lombardi Chief Legal Officer & Chief Sustainability Officer since 2012 Kim Coffin Chief Forager since 2022 (joined SFM in 2012) Joe Hurley Chief Supply Chain Officer since 2023 (joined SFM in 2019) James Bahrenburg Chief Technology Officer since 2023 Timmi Zalatoris Chief Human Resources Officer since 2023 (joined SFM in 2017) Nick Konat President & Chief Operating Officer since 2022 Amanda Rassi Chief Customer Officer since 2026

In 2025: • 3,700 New jobs created • 68,735 Leadership training hours delivered • >$21/hr Average pay rate for store team members • ~60% Store Manager positions filled with internal candidates 24 Creating a Talent Engine to Support our Growth

• $31M in bonuses paid to field team members • $26M in savings for team members with store discount WE CARE WE OWN ITWE LOVE BEING DIFFERENT 25 Three Simple Values at the Heart of our Strong Culture

• 36 million pounds of food donated—providing an estimated 30 million meals • 60% of sales of products with a social or environmental attribute • >30% of total sales from Organic products; >50% of total fresh produce sales are organic • Completed the transition to LED lighting across our store fleet • Finalized the transition to group-housed pork in our meat department • Released a formal Pollinator Health commitment Sprouts Healthy Communities Foundation: • >$3.3 million invested in hyper-local grants to 550 nonprofit organizations and schools focused on school garden education and health and wellness programs • $10 million in high-impact capacity grants to empower nonprofit organizations to expand program operations 26 Values-Driven Culture Commitment to Community & Planet at Sprouts in 2025

Sprouts delivers a unique farmers market experience: bringing together passionate, knowledgeable team members, and the best assortment of high- quality food 27 We Help People Live and Eat Better

APPENDIX 28

Appendix SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) The following table shows a reconciliation of EBIT to net income for the fiscal years ended December 28, 2025 and January 1, 2023 29 Fifty-Two Weeks ended Fifty-Two Weeks ended Dec 28, 2025 Jan 1, 2023 Net Income $ 523,670 $ 261,164 Income tax provision 165,114 88,149 Interest (income) expense, net (2,626) 9,047 Earnings before interest and taxes (EBIT) 686,158 358,360 EBIT Margin 7.8% 5.6%

APPENDIX The following table shows a reconciliation of ROIC to net income for the Company’s 2025 and 2022 fiscal years 30 Sprouts Farmers Market, Inc. and Subsidiaries Non-GAAP Measure Reconciliation (In thousands) (Unaudited) 2025 2022 Net income (1) 523.7$ 261.2$ Interest expense, net of tax (2) (2.0)$ 6.8$ Net operating profit after tax (NOPAT) 521.7$ 267.9$ Total rent expense, net of tax (2) 208.4$ 154.6$ Estimated depreciation on operating leases, net of tax (2) (114.9)$ (87.8)$ Estimated interest on operating leases, net of tax (2,3) 93.6$ 66.9$ NOPAT, including effect of operating leases 615.3$ 334.8$ Average working capital 148.3$ 271.6$ Average property and equipment 958.4$ 704.8$ Average other assets 607.2$ 568.6$ Average other liabilities (114.1)$ (96.6)$ Average invested capital 1,599.7$ 1,448.4$ Average operating leases (4) 1,758.6$ 1,259.4$ Average invested capital, including operating leases 3,358.3$ 2,707.8$ ROIC, including operating leases 18.3% 12.4% (1) Net income amounts represent total net income for the past four trailing quarters. (2) Net of tax amounts are calculated using the normalized effective tax rate for the period presented. (3) 2025 & 2022 estimated interest on operating leases is calculated by multiplying operating leases by a 7.0% & 7.1% discount rate, respectively, for each lease recorded as rent expense within direct store expense. (4) 2025 & 2022 average operating leases represents the average net present value of outstanding lease obligations over the past four trailing quarters